UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 14, 2007

EQUINIX, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-31293	77-0487526
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

301 Velocity Way, 5th Floor

Foster City, California 94404

(650) 513-7000

(Addresses, including zip code, and telephone numbers, including area code, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends the following item of the Current Report on Form 8-K filed by Equinix, Inc. (“Equinix”) with the Securities and Exchange Commission on September 14, 2007, relating to the acquisition of IXEurope plc by Equinix. The unaudited pro forma combined consolidated condensed financial information attached hereto as Exhibit 99.5 amends and supersedes the unaudited pro forma combined consolidated condensed financial information previously filed by Equinix on September 14, 2007.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

The required financial statements of IXEurope are attached hereto as Exhibit 99.4 and are incorporated herein by reference.

(b)	Pro Forma Financial Statements.

The required pro forma financial information is attached hereto as Exhibit 99.5 and is incorporated herein by reference.

(d)	Exhibits.

23.1	Consent of BDO Stoy Hayward LLP, Independent Registered Public Accounting Firm (incorporated by reference to Exhibit 23.1 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.1	Press release of Equinix, Inc. dated September 14, 2007 regarding completion of the IXEurope Acquisition (incorporated by reference to Exhibit 99.1 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.2	Press release of Equinix, Inc. dated September 14, 2007 regarding launch of debt and common stock offerings (incorporated by reference to Exhibit 99.2 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.3	Press release of Equinix, Inc. dated September 14, 2007 regarding updated guidance for the quarter ending September 30, 2007 and the years ending December 31, 2007 and December 31, 2008 (incorporated by reference to Exhibit 99.3 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.4	Audited consolidated balance sheets of IXEurope as of December 31, 2006 and 2005 and the related consolidated income statements, consolidated statements of recognized income and expense and consolidated cash flow statements for each of the three years in the period ended December 31, 2006 (incorporated by reference to Exhibit 99.4 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

Unaudited consolidated balance sheet of IXEurope as of June 30, 2007 and the unaudited consolidated income statements, consolidated statements of recognized income and expense and consolidated cash flow statements for the six month periods ended June 30, 2007 and 2006 (incorporated by reference to Exhibit 99.4 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.5	Unaudited pro forma combined consolidated condensed financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUINIX, INC.

DATE: September 21, 2007	By:	/s/ Brandi Galvin Morandi
Brandi Galvin Morandi
General Counsel

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of BDO Stoy Hayward LLP, Independent Registered Public Accounting Firm (incorporated by reference to Exhibit 23.1 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.1	Press release of Equinix, Inc. dated September 14, 2007 regarding completion of the IXEurope Acquisition (incorporated by reference to Exhibit 99.1 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.2	Press release of Equinix, Inc. dated September 14, 2007 regarding launch of debt and common stock offerings (incorporated by reference to Exhibit 99.2 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.3	Press release of Equinix, Inc. dated September 14, 2007 regarding updated guidance for the quarter ending September 30, 2007 and the years ending December 31, 2007 and 2008 (incorporated by reference to Exhibit 99.3 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.4	Audited consolidated balance sheets of IXEurope as of December 31, 2006 and 2005 and the related consolidated income statements, consolidated statements of recognized income and expense and consolidated cash flow statements for each of the three years in the period ended December 31, 2006 (incorporated by reference to Exhibit 99.4 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

Unaudited consolidated balance sheet of IXEurope as of June 30, 2007 and the unaudited consolidated income statements, consolidated statements of recognized income and expense and consolidated cash flow statements for the six month periods ended June 30, 2007 and 2006 (incorporated by reference to Exhibit 99.4 of Form 8-K filed by the Registrant with the Securities and Exchange Commission on September 14, 2007).

99.5	Unaudited pro forma combined consolidated condensed financial information.